Exhibit 21.1

CURBLINE PROPERTIES CORP.

LIST OF SUBSIDIARIES/AFFILIATES

CBLP LLC, a Delaware limited liability company
CL AFC 120 Colonial Promenade AL LLC, a Delaware limited liability company
CL Alpha Soda Center GA LLC, a Delaware limited liability company
CL Artesia Village AZ LLC, a Delaware limited liability company
CL Augusta Crossing IN LLC, a Delaware limited liability company
CL Austell Promenade GA LLC, a Delaware limited liability company
CL Avalon Crossing CA LP, a Delaware limited partnership
CL Barrett Corners GA LLC, a Delaware limited liability company
CL Belgate Plaza NC LP, a Delaware limited partnership
CL Boca Raton Outparcel FL LLC, a Delaware limited liability company
CL Boulevard Marketplace VA LLC, a Delaware limited liability company
CL Brannon Crossing GA LLC, a Delaware limited liability company
CL Briarcroft Center TX LP, a Delaware limited partnership
CL Briarcroft Outparcel TX LP, a Delaware limited partnership
CL Broadway Center AZ LLC, a Delaware limited liability company
CL Brookhaven Station GA LLC, a Delaware limited liability company
CL Burleson Center TX LP, a Delaware limited partnership
CL Caliber Point GA LLC, a Delaware limited liability company
CL California GP Holdings LLC, a Delaware limited liability company
CL Canyon Springs Station CA LP, a Delaware limited partnership
CL Carolina Station NC LP, a Delaware limited partnership
CL Carrie Plaza FL LLC, a Delaware limited liability company
CL Centennial Place Shops WI LLC, a Delaware limited liability company
CL Chandler Center AZ LLC, a Delaware limited liability company
CL Cherry Tree Crossing NC LP, a Delaware limited partnership
CL Collection at Midtown Miami FL LLC, a Delaware limited liability company
CL Collection on Aramingo PA LLC, a Delaware limited liability company
CL College Park Corner IN LLC, a Delaware limited liability company
CL Concourse Village FL LLC, a Delaware limited liability company
CL Cornelius Crossing NC LP, a Delaware limited partnership
CL Corner at 240 NC LP, a Delaware limited partnership
CL Corner at Arapahoe CO LLC, a Delaware limited liability company
CL Corner at Avalon GA LLC, a Delaware limited partnership
CL Corner at Laveen Spectrum AZ LLC, a Delaware limited liability company
CL Corner at Red Bridge NC LP, a Delaware limited partnership
CL Corner at Towne Lake GA LLC, a Delaware limited liability company
CL Crabapple Place GA LLC, a Delaware limited liability company
CL Creekside Plaza North CA LP, a Delaware limited partnership

CL Creekside Plaza South CA LP, a Delaware limited partnership
CL Crocker Commons OH LLC, a Delaware limited liability company
CL Crossroads Marketplace CA LP, a Delaware limited partnership
CL Cypress Creek Corner TX LP, a Delaware limited partnership
CL Cypress Key Shoppes FL LLC, a Delaware limited liability company
CL Dawson Marketplace Plaza GA LLC, a Delaware limited liability company
CL Deer Valley Plaza AZ LLC, a Delaware limited liability company
CL Deerwood Station FL LLC, a Delaware limited liability company
CL Eastchase Point AL LLC, a Delaware limited liability company
CL Ellingson Crossing WA LLC, a Delaware limited liability company
CL Elmwood Commons IL LLC, a Delaware limited liability company
CL Emmet Street North VA LLC, a Delaware limited liability company
CL Emmet Street Station VA LLC, a Delaware limited liability company
CL Estero Crossing FL LLC, a Delaware limited liability company
CL Fairfax Marketplace VA LLC, a Delaware limited liability company
CL Fairfax Pointe VA LLC, a Delaware limited liability company
CL Fairway Crossing TX LP, a Delaware limited partnership
CL Five Points Village FL LLC, a Delaware limited liability company
CL Foxtail Center MD LLC, a Delaware limited liability company
CL Freehold Marketplace NJ LLC, a Delaware limited liability company
CL French Creek Square OH LLC, a Delaware limited liability company
CL Gables of Avon Plaza IN LLC, a Delaware limited liability company
CL Gilbert Crossroads AZ LLC, a Delaware limited liability company
CL Grayhawk Crossing AZ LLC, a Delaware limited liability company
CL Hammond Springs GA LLC, a Delaware limited liability company
CL Hampton Cove Corner AL LLC, a Delaware limited liability company
CL Houston Levee Galleria TN LLC, a Delaware limited liability company
CL Independence Point MO LLC, a Delaware limited liability company
CL Jericho Crossing NY LLC, a Delaware limited liability company
CL Julington Station FL LLC, a Delaware limited liability company
CL Harris Corners NC LP, a Delaware limited partnership
CL Kedzie Ave IL LLC, a Delaware limited liability company
CL Kennestone Oaks GA LLC, a Delaware limited liability company
CL La Fiesta Square CA LP, a Delaware limited partnership
CL Lafayette Mercantile CA LP, a Delaware limited partnership
CL Lake Murray Boulevard Shops SC LLC, a Delaware limited liability company
CL Lake Pleasant Pavilions AZ LLC, a Delaware limited liability company
CL Laurel Springs GA LLC, a Delaware limited liability company
CL Loma Alta Station CA LP, a Delaware limited partnership
CL Madison Station AL LLC, a Delaware limited liability company
CL Magnolia Point TX LP, a Delaware limited partnership
CL Maple Corner TN LLC, a Delaware limited liability company
CL Market at Olive Shops MO LLC, a Delaware limited liability company

CL Marketplace at 249 TX LP, a Delaware limited partnership
CL Marketplace Plaza North GA LLC, a Delaware limited liability company
CL Marketplace Plaza South I GA LLC, a Delaware limited liability company
CL Marketplace Plaza South II GA LLC, a Delaware limited liability company
CL Meadowmont Village NC LP, a Delaware limited partnership
CL Mill River Marketplace MI LLC, a Delaware limited liability company
CL Mission Bend Plaza TX LP, a Delaware limited partnership
CL Mockingbird Central Plaza TX LP, a Delaware limited partnership
CL Mulberry Walk GA LLC, a Delaware limited liability company
CL Narcoossee Cove North FL LLC, a Delaware limited liability company
CL Navarre Crossing OH LLC, a Delaware limited liability company
CL NC Holdings LLC, a Delaware limited liability company
CL Nine Mile Corner CO LLC, a Delaware limited liability company
CL Northsight Plaza AZ LLC, a Delaware limited liability company
CL Oak Park Point KS LLC, a Delaware limited liability company
CL Oakleaf Crossing FL LLC, a Delaware limited liability company
CL Oaks at Slaughter TX LP, a Delaware limited partnership
CL Office Lease LLC, a Delaware limited liability company
CL Orchard Village GA LLC, a Delaware limited liability company
CL Orland Park Center IL LLC, a Delaware limited liability company
CL Paradise Village Plaza AZ LLC, a Delaware limited liability company
CL Parker Keystone CO LLC, a Delaware limited liability company
CL Parker Station CO LLC, a Delaware limited liability company
CL Parkway Village NC LP, a Delaware limited partnership
CL Parkwood Shops GA LLC, a Delaware limited liability company
CL Peachtree Corners Village GA LLC, a Delaware limited liability company
CL Pearl Plaza OH LLC, a Delaware limited liability company
CL Pebblewood Commons IL LLC, a Delaware limited liability company
CL Phillips Village FL LLC, a Delaware limited liability company
CL Plaza at Market Square GA LLC, a Delaware limited liability company
CL Plaza at Stacy Green TX LP, a Delaware limited partnership
CL Plaza at Sun Valley NC LP, a Delaware limited partnership
CL Point at University NC LP, a Delaware limited partnership
CL Polaris Commons OH LLC, a Delaware limited liability company
CL Ponce de Leon Plaza FL LLC, a Delaware limited liability company
CL Preserve at HG TX LP, a Delaware limited partnership
CL Presidential Plaza GA LLC, a Delaware limited liability company
CL Presidential Plaza North GA LLC, a Delaware limited liability company
CL Promenade Plaza AL LLC, a Delaware limited liability company
CL Promenade Shoppes at Pine Gardens FL LLC, a Delaware limited liability company
CL Red Mountain Corner AZ LLC, a Delaware limited liability company
CL Rivanna Plaza VA LLC, a Delaware limited liability company
CL Roosevelt Plaza FL LLC, a Delaware limited liability company

CL Roswell Market Center GA LLC, a Delaware limited liability company
CL Roundlake Plaza FL LLC, a Delaware limited liability company
CL Salmon Creek Square WA LLC, a Delaware limited liability company
CL Samish Corner WA LLC, a Delaware limited liability company
CL Santa Margarita Market Place CA LP, a Delaware limited partnership
CL Scenic Plaza GA LLC, a Delaware limited liability company
CL Sea Island Shops SC LLC, a Delaware limited liability company
CL Shoppes at Addison Place FL LLC, a Delaware limited liability company
CL Shoppes at Alabaster AL LLC, a Delaware limited liability company
CL Shoppes at Avalon GA LLC, a Delaware limited liability company
CL Shoppes at Main Street NC LP, a Delaware limited partnership
CL Shoppes of Boot Ranch FL LLC, a Delaware limited liability company
CL Shoppes of Crabapple GA LLC, a Delaware limited liability company
CL Shoppes of Hiram GA LLC, a Delaware limited liability company
CL Shoppes of Woodstock GA LLC, a Delaware limited liability company
CL Shops at Avalon Chase FL LLC, a Delaware limited liability company
CL Shops at Bandera Pointe TX LP, a Delaware limited partnership
CL Shops at Bay Pines FL LLC, a Delaware limited liability company
CL Shops at Blue Ridge GA LLC, a Delaware limited liability company
CL Shops at Boca Center FL LLC, a Delaware limited liability company
CL Shops at Brookhill CO LLC, a Delaware limited liability company
CL Shops at Carillon FL LLC, a Delaware limited liability company
CL Shops at Carson TC CA LP, a Delaware limited partnership
CL Shops at Casselberry FL LLC, a Delaware limited liability company
CL Shops at Cedar Point Commons MN LLC, a Delaware limited liability company
CL Shops at Covington Corner GA LLC, a Delaware limited liability company
CL Shops at Dublin Commons CO LLC, a Delaware limited liability company
CL Shops at Echelon Village NJ LLC, a Delaware limited liability company
CL Shops at Framingham MA LLC, a Delaware limited liability company
CL Shops at Falcon Landing CO LLC, a Delaware limited liability company
CL Shops at Hamilton NJ LLC, a Delaware limited liability company
CL Shops at Harmon Square NV LLC, a Delaware limited liability company
CL Shops at Harpers Station OH LLC, a Delaware limited liability company
CL Shops at Healthway OH LLC, a Delaware limited liability company
CL Shops at Highway 100 North WI LLC, a Delaware limited liability company
CL Shops at Highway 100 WI LLC, a Delaware limited liability company
CL Shops at Lacey Marketplace WA LLC, a Delaware limited liability company
CL Shops at Lake Brandon FL LLC, a Delaware limited liability company
CL Shops at Midway FL LLC, a Delaware limited liability company
CL Shops at Olde Town Station CO LLC, a Delaware limited liability company
CL Shops at Power and Baseline AZ LLC, a Delaware limited liability company
CL Shops at Prasada North AZ LLC, a Delaware limited liability company
CL Shops at Riverdale Commons MN LLC, a Delaware limited liability company

CL Shops at Saraland AL LLC, a Delaware limited liability company
CL Shops at Sunrise Oaks CA LP, a Delaware limited partnership
CL Shops at Tanasbourne Or LLC, a Delaware limited liability company
CL Shops at Tanglewood TX LP, a Delaware limited partnership
CL Shops at The Bridges AZ LLC, a Delaware limited liability company
CL Shops at The Fountains FL LLC, a Delaware limited liability company
CL Shops at The Fresh Market NC LP, a Delaware limited partnership
CL Shops at The Grove FL LLC, a Delaware limited liability company
CL Shops at Tiger Town AL LLC, a Delaware limited liability company
CL Shops at University Hills CO LLC, a Delaware limited liability company
CL Shops at Victory Square GA LLC, a Delaware limited liability company
CL Shops at Wyoming Mall NM LLC, a Delaware limited liability company
CL Shops on 35th AZ LLC, a Delaware limited liability company
CL Shops on Dobson AZ LLC, a Delaware limited liability company
CL Shops on Montview CO LLC, a Delaware limited liability company
CL Shops on North IL LLC, a Delaware limited liability company
CL Shops on North Avenue East IL LLC, a Delaware limited liability company
CL Shops on North Avenue West IL LLC, a Delaware limited liability company
CL Shops on Polaris I OH LLC, a Delaware limited liability company
CL Shops on Polaris II OH LLC, a Delaware limited liability company
CL Shops on Summit I CA LP, a Delaware limited partnership
CL Shops on Summit II CA LP, a Delaware limited partnership
CL Silverlake Center TX LP, a Delaware limited partnership
CL Southbrook Station TX LP, a Delaware limited partnership
CL Southlake Plaza FL LLC, a Delaware limited liability company
CL Southpoint Square VA LLC, a Delaware limited liability company
CL Southtown Center FL LLC, a Delaware limited liability company
CL Springs Ranch Center CO LLC, a Delaware limited liability company
CL Sunrise Plaza FL LLC, a Delaware limited liability company
CL Sunset Crossing SC LLC, a Delaware limited liability company
CL Sunset Plaza SC LLC, a Delaware limited liability company
CL The Monterey NV LLC, a Delaware limited liability company
CL Tower Pavilion CO LLC, a Delaware limited liability company
CL Towne Crossing Shops VA LLC, a Delaware limited liability company
CL TX Holdings LLC, a Delaware limited liability company
CL University Point GA LLC, a Delaware limited liability company
CL University Village Crossing WA LLC, a Delaware limited liability company
CL Village at Ballpark TX LP, a Delaware limited liability company
CL Village at Maple Leaf WA LLC, a Delaware limited partnership
CL Village at Research Park NC LP, a Delaware limited partnership
CL Village Plaza TX LP, a Delaware limited partnership
CL Vintage Plaza TX LP, a Delaware limited partnership
CL West Carmel Marketplace IN LLC, a Delaware limited liability company

CL Westside Shoppes FL LLC, a Delaware limited liability company
CL White Oak Plaza VA LLC, a Delaware limited liability company
CL Wilmette Center IL LLC, a Delaware limited liability company
CL Windy Hill Exchange GA LLC, a Delaware limited liability company
CL Woodlands Crossing TX LP, a Delaware limited partnership
CL Worthington Plaza OH LLC, a Delaware limited liability company
Curbline Acquisitions LLC, a Delaware limited liability company
Curbline Properties LP, a Delaware limited partnership
Curbline Property Manager LLC, a Delaware limited liability company
Curbline TRS LLC, a Delaware limited liability company
French Creek Parcel E LLC, a Delaware limited liability company
French Creek Parcels CDYX LLC, a Delaware limited liability company
Lot 3A Parker Pavilions Owners’ Association, Inc., a Colorado corporation